UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12
MACQUARIE INFRASTRUCTURE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communication was sent to Hawaii Gas employees on July 9, 2021:

Aloha -

Good news! The application for the Hawaii Public Utilities Commission (PUC) to approve MIC’s sale of our business to Argo was filed on Wednesday, July 7th. The filing officially begins a process that we hope will allow the transaction to be successfully completed in the first half of 2022. Many thanks to the team who worked hard to complete the filing.

You will be pleased to see in the application that Argo intends to keep HG’s workforce, wage structure, union relationship, management team, directors and strategy in place. The included materials for the filing provide a clear picture of our company’s vision: “Hawaii Gas is seeking to transform itself to a degree that no gas company has yet achieved. Although its scientific and engineering resources are small compared to large gas companies on the mainland, Hawaii Gas' management is striving to outperform them in its transition to renewable gas and hydrogen. It is exploring new technologies and developing new strategic relationships with the goal of creating a network of organizations that can leverage their expertise and capabilities to achieve breakthrough results.“ A full copy of filing is available on the document management system of the PUC’s website at puc.hawaii.gov.

The application also makes the case that Hawaii Gas’ environmental initiatives will be an important priority under Argo’s ownership, which “was founded on the principle of responsible investing with sustainability as one of its key objectives, Argo is committed to provide the necessary capital and expertise to help accelerate Hawaii Gas’ transition to cleaner burning fuels, like renewable natural gas and hydrogen, to reduce its carbon footprint, and to assist the State in achieving carbon neutrality by 2045.”

The proceedings will take place over the coming months to allow the PUC to review the application and accept public comment. We will continue to keep you informed as we go through the process.

Mahalo,

Alicia Moy, President & Chief Executive Officer

Important Information For Investors And Stockholders

In connection with the proposed transaction, Macquarie Infrastructure Corporation (the “Company”) intends to file a proxy statement with the Securities and Exchange Commission (“SEC”), the definitive version of which will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company website at www.macquarie.com/mic or by writing to us at 125 West 55th Street, New York, New York 10019, United States of America, Attention: Investor Relations.

Certain Information Regarding Participants

The Company and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the merger. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 17, 2021, and its definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Other information regarding the participants of the Company in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available.

Disclaimer on Forward Looking Statements

This communication contains forward-looking statements. The Company may, in some cases, use words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “should,” “would,” “could,” “potentially” or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, statements regarding potential sales of the Company’s operating businesses (including the Company’s proposed reorganization) and the anticipated uses of any proceeds therefrom, statements regarding the anticipated specific and overall impacts of the COVID-19 pandemic, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements in this communication are subject to a number of risks and uncertainties, some of which are beyond the Company’s control, including, among other things: changes in general economic or business conditions; the ongoing impact of the COVID-19 pandemic; the Company’s ability to complete the sale of the Company or its operating businesses on favorable terms; the Company’s ability to service, comply with the terms of and refinance debt; its ability to retain or replace qualified employees; in the absence of a sale or sales of its businesses, its ability to complete growth projects, deploy growth capital and manage growth, make and finance future acquisitions and implement its strategy; the regulatory environment; demographic trends; the political environment; the economy, tourism, construction and transportation costs; air travel; environmental costs and risks; fuel and gas and other commodity costs; the Company’s ability to recover increases in costs from customers; cybersecurity risks; work interruptions or other labor stoppages; risks associated with acquisitions or dispositions; litigation risks; reliance on sole or limited source suppliers, risks or conflicts of interests involving the Company’s relationship with the Macquarie Group; and changes in U.S. federal tax law. These and other risks and uncertainties are described under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its other reports filed from time to time with the SEC.

The Company’s actual results, performance, prospects, or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which the Company is not currently aware could also cause its actual results to differ. In light of these risks, uncertainties, and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this communication may not occur. These forward-looking statements are made as of the date of this communication. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.